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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): JULY 24, 2003



                            BAKER HUGHES INCORPORATED
               (Exact name of registrant as specified in charter)


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
        DELAWARE                                 1-9397                               76-0207995
(State of Incorporation)                  (Commission File No.)          (I.R.S. Employer Identification No.)
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     3900 ESSEX LANE, HOUSTON, TEXAS                                   77027
(Address of Principal Executive Offices)                             (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-8600




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. (Information furnished in this Item
        7 is furnished pursuant to Item 12.)

        (c)   Exhibits.

              99.1  - Press Release of Baker Hughes Incorporated dated July 24,
                      2003.

ITEM 9. REGULATION FD DISCLOSURE. (Information furnished in this Item 9 is furnished pursuant to Item 12.)

In accordance with the Securities and Exchange Commission (the "SEC") Release No. 34-47583 and the General Instructions B.2. and B.6. of Form 8-K, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On July 24, 2003, Baker Hughes Incorporated issued a news release announcing its financial results for the second quarter ending June 30, 2003, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Following the issuance of the news release and the filing of this current report on Form 8-K, the Company will hold a conference call on Thursday, July 24, 2003 at 8:30 a.m. Eastern time, 7:30 a.m. Central time, to discuss the earnings announcement. This scheduled conference call was previously announced on June 10, 2003. To access the call, which is open to the public, please call the conference call operator at 706-643-3468, 20 minutes prior to the scheduled start time and ask for the "Baker Hughes Conference Call." The conference call will also be webcast by CCBN. To access the webcast, go to www.bakerhughes.com/investor and select "News Releases", then click on "Conference Calls." A replay of the call and the webcast will be available through Thursday, July 31, 2003. The number for the replay of the call is 706-645-9291 and the access code is 1225572. The replay of the webcast will be available on the Company's website at www.bakerhughes.com/investor in the News Release section under Conference Calls.

In addition to financial results determined in accordance with generally accepted accounting principles ("GAAP") that were included in the news release, certain information discussed in the news release and to be discussed on the conference call could be considered non-GAAP financial measures (as defined under the SEC's Regulation G). Any non-GAAP financial measures should be considered in addition to, and not as an alternative for, or superior to, net income, income from continuing operations, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company's financial statements and filings with the SEC. GAAP reconciliations of such information to the closest GAAP measures are included in the news release and can be found on the Company's website at www.bakerhughes.com/investor in the Financial Information section under the Impact of Non-Operational Items heading and in the applicable earnings releases under the Earnings Releases heading.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  BAKER HUGHES INCORPORATED



Dated:  July 24, 2003                             By:   /s/ Sandra E. Alford
                                                     ---------------------------
                                                           Sandra E. Alford
                                                         Corporate Secretary


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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
   99.1        Press Release of Baker Hughes Incorporated dated July 24, 2003.